Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations
4.	DISCONTINUED OPERATIONS

On June 12, 2009 we sold our Empi Therapy Solutions (ETS) catalog business, formerly known as Rehab Medical Equipment, or RME, to Patterson Medical Supply, Inc. for $21.8 million. Our ETS business, which was included within our Recovery Sciences segment, sold a wide range of proprietary and third party rehabilitation products to physical therapists and chiropractors through printed catalogs and an on-line e-commerce site. As such, results of the ETS business for periods prior to the date of sale are presented as discontinued operations. The operating results of ETS that are classified as discontinued operations in our consolidated statements of operations are summarized in the following table (in thousands):

Year Ended December 31, 2009
Net sales	$13,450

Pre-tax income	6,590
Income tax provision	(6,909)

Net income (loss)	$(319)

Included within discontinued operations for the year ended December 31, 2009 is a pre-tax gain on disposal of discontinued operations of $6.6 million, which includes $12.0 million of goodwill associated with the ETS business, based on the relative fair values of ETS and the portion of the reporting unit that remained. The effective tax rate for the discontinued operations for the year ended December 31, 2009 was 105%. This rate differs from the amount which would have been recorded using the U.S. Federal statutory income tax rate of 35% due primarily to a large difference in the book and tax basis of goodwill disposed of.